CONTINUING GUARANTY
(Individual)

THIS CONTINUING GUARANTY ("Guaranty") is executed by the undersigned (hereinafter jointly and severally called "Guarantor") in favor of **SALLYPORT COMMERCIAL FINANCE, LLC** a Delaware limited liability company (hereinafter called "SALLYPORT"), whose address is 3104 Edloe St., Suite 330, Houston, TX 77027 with respect to the indebtedness of **Banjo & Matilda (USA) Inc** organized under the laws of the State of Delaware (hereinafter called "Debtor").

1. <u>Continuing Guaranty</u>. Guarantor hereby unconditionally guarantees and promises to pay on demand to SALLYPORT, at the address indicated above, or at such other address as SALLYPORT may direct, in lawful money of the United States, and to perform for the benefit of SALLYPORT, all Indebtedness of Debtor now or hereafter owing to or held by SALLYPORT. As used herein, the term "Indebtedness" is used in its most comprehensive sense and shall mean and include without limitation: (a) any and all debts, duties, obligations, liabilities, representations, warranties and guaranties of Debtor or any one or more of them, heretofore, now, or hereafter made, incurred, or created, in favor of SALLYPORT, whether pursuant to the Account Sale and Purchase Agreement or otherwise, whether voluntary or involuntary, due or not due, absolute or contingent, liquidated or un-liquidated, certain or uncertain, determined or undetermined, monetary or non-monetary, written or oral, and whether Debtor may be liable thereon individually or jointly with others, and regardless of whether recovery thereon may be or hereafter become barred by any statute of limitations, discharged or uncollectible in any bankruptcy, insolvency or other proceeding, or otherwise unenforceable, including without limitation any of the same which arise from or in connection with the financing or factoring of the accounts of Debtor or in any other manner; and (b) any and all amendments, modifications, renewals and extensions of any or all of the foregoing, including without limitation, amendments, modifications, renewals and extensions which are evidenced by any new or additional instrument, document or agreement; and (c) any and all attorneys' fees, court costs, and collection charges incurred in endeavoring to collect or enforce any of the foregoing against Debtor, Guarantor, or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof. As used herein, the term "Debtor" shall include any successor to the business and assets of Debtor, and shall also include Debtor in its capacity as a debtor or debtor in possession under the federal Bankruptcy Code, and any trustee, custodian or receiver for Debtor or any of its assets, should Debtor hereafter become the subject of any bankruptcy or insolvency proceeding, voluntary or involuntary; and all indebtedness, liabilities and obligations incurred by any such person shall be included in the Indebtedness guaranteed hereby. This Guaranty is given in consideration for credit and other financial accommodations which may, from time to time, be given by SALLYPORT to Debtor in SALLYPORT's sole discretion, but Guarantor acknowledges and agrees that acceptance by SALLYPORT of this Guaranty shall not constitute a commitment of any kind by SALLYPORT to extend such credit or other financial accommodation to Debtor or to permit Debtor to incur Indebtedness to SALLYPORT. All sums due under this Guaranty shall bear interest from the date due until the date paid at the highest rate charged with respect to any of the Indebtedness.

2. <u>Omitted</u>

Initials: ______________

3. Waivers. Guarantor hereby waives: (a) presentment for payment, notice of dishonor, demand, protest, and notice thereof as to any instrument, and all other notices and demands to which Guarantor might be entitled, including without limitation notice of all of the following: the acceptance hereof; the creation, existence, or acquisition of any Indebtedness; the amount of the Indebtedness from time to time outstanding; any foreclosure sale or other disposition of any property which secures any or all of the Indebtedness or which secures the obligations of any other guarantor of any or all of the Indebtedness; any adverse change in Debtor's financial position; any other fact which might increase Guarantor's risk; any default, partial payment of non-payment of all or any part of the Indebtedness; the occurrence of any Event of Default (as hereinafter defined); any and all agreements and arrangements between SALLYPORT and Debtor and any changes, modifications, or extensions thereof, and any revocation, modification or release of any guaranty of any or all of the Indebtedness by any person (including without limitation any other person signing this Guaranty); (b) any right to require SALLYPORT to institute suit against, or to exhaust its rights and remedies against, Debtor or any other person, or to proceed against any property of any kind which secures all or any part of the Indebtedness, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with SALLYPORT or any indebtedness of SALLYPORT to Debtor, or to exercise any other right or power, or pursue any other remedy SALLYPORT may have; (c) any defense arising by reason of any disability or other defense of Debtor or any other guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of Debtor or any other guarantor or any endorser, co-maker or other person, with respect to all or any part of the Indebtedness, or by reason of any act or omission of SALLYPORT or others which directly or indirectly results in the discharge or release of Debtor or any other guarantor or any other person or any Indebtedness or any security therefor, whether by operation of law or otherwise; (d) all rights of subrogation, reimbursement, and indemnity whatsoever, and all rights of recourse to or with respect to any assets or property of Debtor or any collateral or security for any or all of the Indebtedness; (e) any defense arising by reason of any failure of SALLYPORT to obtain, perfect, maintain or keep in force any security interest in, or lien or encumbrance upon, any property of Debtor or any other person; (f) any defense based upon any failure of SALLYPORT to give Guarantor notice of any sale or other disposition of any property securing any or all of the Indebtedness, or any defects in any such notice that may be given, or any failure of SALLYPORT to comply with any provision of applicable law in enforcing any security interest in or lien upon any property securing any or all of the Indebtedness including, but not limited to, any failure by SALLYPORT to dispose of any property securing any or all of the Indebtedness in a commercially reasonable manner; (g) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Debtor or any other guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Indebtedness (including without limitation any interest thereon), in or as a result of any such proceeding; (h) the benefit of any and all statutes of limitation with respect to any action based upon, arising out of or related to this Guaranty; (i) any right to revoke, cancel or terminate this Guaranty; (j)the benefit of any court bond which may be required to seek any form of prejudgment remedy; and (k) any defenses arising under Uniform Commercial Code Sections 9601 et seq. Until all of the Indebtedness has been paid, performed and discharged in full, nothing shall discharge or satisfy the liability of Guarantor hereunder except the full performance and payment of all of the Indebtedness. If any claim is ever made upon SALLYPORT for repayment or recovery of any amount or amounts received by SALLYPORT in payment of or on account of any of the Indebtedness, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever,

Initials: ______________

and SALLYPORT repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over SALLYPORT or any of its property, or by reason of any settlement or compromise of any such claim effected by SALLYPORT with any such claimant (including without limitation the Debtor), then and in any such event, Guarantor agrees that any such judgment, decree, order, settlement and compromise shall be binding upon Guarantor, notwithstanding any release or attempt at revocation of this Guaranty or the cancellation of any note or other instrument evidencing any of the Indebtedness, or any release of any of the Indebtedness, and the Guarantor shall be and remain liable to SALLYPORT under this Guarantor for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by SALLYPORT and the provisions of this sentence shall survive and continue in effect, notwithstanding any release or attempt at revocation hereof.

4. Consents. Guarantor hereby consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, SALLYPORT may, from time to time before termination or after any attempt at revocation of this Guaranty, do any one or more of the following in SALLYPORT's sole and absolute discretion: (a) accelerate, accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Indebtedness; (b) grant any other indulgence to Debtor or any other person in respect of any or all of the Indebtedness or any other matter; (c) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Indebtedness or any guaranty of any or all of the Indebtedness, or on which SALLYPORT at any time may have a lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (d) substitute or add, or take any action or omit to take any action which results in the release of, any one or more endorsers or guarantors of all or any part of the Indebtedness, including, without limitation one or more parties to this Guaranty, regardless of any destruction or impairment of any right of contribution or other right of Guarantor; (e) amend, alter or change in any respect whatsoever any term or provision relating to any or all of the Indebtedness, including the rate of interest thereon; (f) apply any sums received from Debtor, any other guarantor, endorser, or co-signer, or from the disposition of any collateral or security, to any indebtedness whatsoever owing from such person or secured by such collateral or security, in such manner and order as SALLYPORT determines in its sole discretion, and regardless of whether such indebtedness is part of the Indebtedness, is secured, or is due and payable; (g) apply any sums received from Guarantor or from the disposition of any collateral or security securing the obligations of Guarantor, to any of the Indebtedness in such manner and order as SALLYPORT determines in its sole discretion, regardless of whether or not such Indebtedness is secured or is due and payable. Guarantor consents and agrees that SALLYPORT shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Indebtedness. Guarantor further consents and agrees that SALLYPORT shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Indebtedness. Without limiting the generality of the foregoing, SALLYPORT shall have no obligation to monitor, verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Indebtedness.

5. Exercise of Rights and Remedies, Foreclosure of Trust Deeds. The undersigned Guarantor consents and agrees that, without notice to or by the undersigned and without affecting or impairing in any way the obligations or liability of the undersigned Guarantor hereunder, SALLYPORT may, from time to time, exercise any right or remedy it may have with respect to

Initials: ______________

any or all of the obligations or any property securing any or all of the obligations or any guaranty thereof, including without limitation, judicial foreclosure, nonjudicial foreclosure, exercise of a power of sale, and taking a deed, assignment or transfer in lieu of foreclosure as to any such property.

The undersigned Guarantor waives all rights and defenses that such Guarantor may have because the debtor's debt is secured by real property.

6. Acceleration. Notwithstanding the terms of all or any part of the Indebtedness, the obligations of the Guarantor hereunder to pay and perform all of the Indebtedness shall, at the option of SALLYPORT, immediately become due and payable, without notice, and without regard to the expressed maturity of any of the Indebtedness, in the event: (a) any warranty, representation, statement, report, or certificate made or delivered to SALLYPORT by Debtor or Guarantor, or any of their respective officers, partners, employees, or agents, is incorrect, false, untrue, or misleading when given in any material respect: or (b) Debtor or Guarantor shall fail to pay or perform when due all or any part of the Indebtedness; or (c) Guarantor shall fail to pay or perform when due any indebtedness or obligation of Guarantor to SALLYPORT or to any parent, subsidiary or corporate affiliate of SALLYPORT, whether under this Guaranty or any other instrument, document, or agreement heretofore or hereafter entered into; or (d) there occurs in SALLYPORT's judgment a material impairment of the prospect of payment or performance of any or all of the Indebtedness; or (e) any event shall occur which may or does result in the acceleration of the maturity of any indebtedness of Debtor or Guarantor to others (regardless of any requirement of notice, opportunity to cure or other condition prior to the exercise of any right of acceleration); or (f) Debtor or Guarantor shall fail promptly to perform or comply with any term or condition of any agreement with any third party which does or may result in a material adverse effect on the business of Debtor or Guarantor; or (g) there shall be made or exist any levy, assessment, attachment, seizure, lien, or encumbrance for any cause or reason whatsoever upon all or any part of the property of Debtor or Guarantor (unless discharged by payment, release or bond not more than ten days after such event has occurred); or (h) there shall occur the dissolution, termination of existence, insolvency, or business failure of Debtor or Guarantor, or the appointment of a receiver, trustee or custodian for Debtor or Guarantor or all or any part of the property of either of them, or the assignment for the benefit of creditors by Debtor or Guarantor, or the commencement of any proceeding by or against Debtor or Guarantor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or hereafter in effect; or (i) Debtor or Guarantor shall be deceased or declared incompetent by any court or a guardian or conservator shall be appointed for either of them or for the property of either of them; or (j) Guarantor or Debtor shall generally not pay their respective debts as they become due or shall enter into any agreement (whether written or oral), or offer to enter into any such agreement, with all or a significant number of its creditors regarding any moratorium or other indulgence with respect to its debts or the participation of such creditors or their representatives in the supervision, management, or control of the business of either of them; or (k) Debtor or Guarantor shall conceal, remove or permit to be concealed or removed any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or shall make any transfer of its property to or for the benefit of any creditor at a time when other creditors similarly situated have not been paid; or (l) the board of directors or shareholders of Debtor or Guarantor shall adopt any resolution or plan for its dissolution or the liquidation of all or substantially all of its assets; or (m) Guarantor

Initials: ______________

shall attempt to revoke this Guaranty. All of the foregoing are hereinafter referred to as "Events of Default".

7. Indemnity. Guarantor hereby agrees to indemnify SALLYPORT and hold SALLYPORT harmless from and against any and all claims (including any Avoidance Claim), debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including without limitation attorneys' fees), of every nature, character and description, which SALLYPORT may sustain or incur based upon or arising out of any of the Indebtedness, any actual or alleged failure to collect and pay over any withholding or other tax relating to Debtor or its employees, any relationship or agreement between SALLYPORT and Debtor, any actual or alleged failure of SALLYPORT to comply with any writ of attachment or other legal process relating to Debtor or any of its property, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by SALLYPORT relating in any way to Debtor or the Indebtedness. Notwithstanding any provision in this Guaranty to the contrary, the indemnity agreement set forth in this Paragraph 8 shall survive any termination or any attempt at revocation of this Guaranty and shall for all purposes continue in full force and effect. Avoidance Claim shall mean the assertion, complaint, judgment or otherwise against Debtor or Guarantor, that any payment received by or for the benefit of Debtor or Guarantor, whether the amount related thereto was paid by, on behalf or for the benefit of the Account Debtor, Debtor or Guarantor, or any consensual or non-consensual lien upon Debtor's or Guarantor's interest in assets granted to SALLYPORT is avoidable against or recoverable from SALLYPORT under the United States Bankruptcy Code, any other debtor relief statute, including but not limited to, preference claims, fraudulent transfer claims, or through receivership, assignment for the benefit of creditors or any equivalent recovery law, rule or regulation which relates to the adjustment of debtor and creditor relations.

8. Subordination. Any and all rights of Guarantor under any and all debts, liabilities and obligations owing from Debtor to Guarantor, including any security for and guaranties of any such obligations, whether now existing or hereafter arising, are hereby subordinated in right of payment to the prior payment in full of all of the Indebtedness. Subordinated debts, liabilities and obligations shall not include (i) reasonable salary, and (ii) reimbursement of reasonable business expenses payable from time to time from Debtor to Guarantor, and (iii) to the extent Debtor is a Subchapter S corporation or a Limited Liability Company and Guarantor is a shareholder of member of Debtor, as applicable, distributions payable to Guarantor in an amount equal to the tax obligation of Guarantor for the income allocable to Guarantor. No payment in respect of any such subordinated obligations shall at any time be made to or accepted by Guarantor if at the time of such payment any Indebtedness is outstanding. Debtor and any assignee, trustee in bankruptcy, receiver, or any other person having custody or control over any or all of Debtor's property are hereby authorized and directed to pay to SALLYPORT the entire unpaid balance of the Indebtedness before making any payments whatsoever to Guarantor, whether as a creditor, shareholder, or otherwise; and insofar as may be necessary for that purpose, Guarantor hereby assigns and transfers to SALLYPORT all rights to any and all debts, liabilities and obligations owing from Debtor to Guarantor, including any security for and guaranties of any such obligations, whether now existing or hereafter arising, including without limitation any payments, dividends or distributions out of the business or assets of Debtor. Any amounts received by Guarantor in violation of the foregoing provisions shall be received and held as trustee for the benefit of SALLYPORT and shall forthwith be paid over to SALLYPORT to be applied to the Indebtedness in such order and sequence as SALLYPORT shall in its sole discretion determine, without limiting or affecting any other right or remedy which SALLYPORT may have hereunder or otherwise and

Initials: ________________

without otherwise affecting the liability of Guarantor hereunder. Guarantor hereby expressly waives any right to set off or assert any counterclaim against Debtor.

9. Notification by Guarantor Before Guarantor may, under any circumstances seek to hold SALLYPORT responsible for taking any uncommercially reasonable action, Guarantor shall be required to first notify SALLYPORT in writing of all reasons why Guarantor believes SALLYPORT has acted in any uncommercially reasonable manner and advise SALLYPORT of the action that Guarantor believes SALLYPORT should take.

10. Independent Liability. Guarantor hereby agrees that one or more successive or concurrent actions may be brought hereon against Guarantor, in the same action in which Debtor may be sued or in separate actions, as often as deemed advisable by SALLYPORT. The liability of Guarantor hereunder is exclusive and independent of any other guaranty of any or all of the Indebtedness whether executed by Guarantor or by any other guarantor (including without limitation any other persons signing this Guaranty). The liability of Guarantor hereunder shall not be affected, revoked, impaired, or reduced by any one or more of the following: (a) the fact that the Indebtedness exceeds the maximum amount of Guarantor's liability, if any, specified herein or elsewhere (and no agreement specifying a maximum amount of Guarantor's liability shall be enforceable unless set forth in a writing signed by SALLYPORT or set forth in this Guaranty); or (b) any direction as to the application of payment by Debtor or by any other party; or (c) any other continuing or restrictive guaranty or undertaking or any limitation on the liability of any other guarantor (whether under this Guaranty or under any other agreement); or (d) any payment on or reduction of any such other guaranty or undertaking; or (e) any revocation, amendment, modification or release of any such other guaranty or undertaking; or (f) any dissolution or termination of, or increase, decrease, or change in membership of any Guarantor which is a partnership. Guarantor hereby expressly represents that he was not induced to give this Guaranty by the fact that there are or may be other guarantors either under this Guaranty or otherwise, and Guarantor agrees that any release of any one or more of such other guarantors shall not release Guarantor from his obligations hereunder either in full or to any lesser extent. If Guarantor is a married person, Guarantor hereby expressly agrees that recourse may be had against his or her separate property for all of his or her obligations hereunder.

11. Remedies Cumulative; No Waiver. SALLYPORT shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other instrument or agreement evidencing obligations of Guarantor to SALLYPORT, and against Debtor to the full extent of the Indebtedness. No election in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of SALLYPORT's right to proceed in any other form of action or proceeding or against any other party. The failure of SALLYPORT to enforce any of the provisions of this Guaranty at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to SALLYPORT by law or under any other instrument or agreement.

12. Time of Essence. Time is of the essence in the performance by Guarantor of each and every obligation under this Guaranty.

13. Financial Condition of Debtor. Guarantor is fully aware of the financial condition of Debtor and is executing and delivering this Guaranty at Debtor's request and based solely upon

Initials: ____________

his own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement of SALLYPORT with respect thereto. Guarantor represents and warrants that he is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Debtor's financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting SALLYPORT to furnish to him any information now or hereafter in SALLYPORT's possession concerning the same or any other matter. By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of continuing guaranty, which risks Guarantor acknowledges including without limitation the possibility that Debtor will incur additional Indebtedness for which Guarantor will be liable hereunder after Debtor's financial condition or ability to pay such Indebtedness has deteriorated and/or after bankruptcy or insolvency proceedings have been commenced by or against Debtor. Guarantor shall have no right to require SALLYPORT to obtain or disclose any information with respect to the Indebtedness, the financial condition or character of Debtor, the existence of any collateral or security for any or all of the Indebtedness, the filing by or against Debtor of any bankruptcy or insolvency proceeding, the existence of any other guaranties of all or any part of the Indebtedness, any action or non-action on the part of SALLYPORT, Debtor, or any other person, or any other matter, fact, or occurrence.

14. Reports and Financial Statements of Guarantor. Guarantor shall, at its sole cost and expense, at any time and from time to time, prepare or cause to be prepared, and provide to SALLYPORT on SALLYPORT's request (a) such financial statements and reports concerning Guarantor for such periods of time as SALLYPORT may designate (which financial statements shall, if requested by SALLYPORT, be audited by certified public accountants acceptable to SALLYPORT), (b) any other information concerning Guarantor's business, financial condition or affairs as SALLYPORT may request, and (c) copies of any and all foreign, federal, state and local tax returns and reports of or relating to Guarantor as SALLYPORT may from time to time request. Guarantor hereby intentionally and knowingly waives any and all rights and privileges it may have not to divulge or deliver said tax returns, reports and other information which are requested by SALLYPORT hereunder or in any litigation in which SALLYPORT may be involved relating directly or indirectly to Debtor or to Guarantor. Guarantor further agrees immediately to give written notice to SALLYPORT of any adverse change in Guarantor's financial condition and of any condition or event, which constitutes an Event of Default under this Guaranty. All reports and information furnished to SALLYPORT hereunder shall be complete, accurate and correct in all respects. Whenever requested, Guarantor shall further deliver to SALLYPORT a certificate signed by Guarantor (and, if Guarantor is a partnership, by all general partners of Guarantor, in their individual capacities, and, if Guarantor is a corporation, by the president and secretary of Guarantor, in their individual capacities) warranting and representing that all reports, financial statements and other documents and information delivered or caused to be delivered to SALLYPORT under this Guaranty, are complete, correct and thoroughly and accurately present the financial condition of Guarantor, and that there exists on the date of delivery of said certificate to SALLYPORT no condition or event which constitutes an Event of Default under this Guaranty.

15. Representations and Warranties. Guarantor hereby represents and warrants that (a) it is in Guarantor's direct interest to assist Debtor in procuring credit, because Debtor is an affiliate of Guarantor, furnishes goods or services to Guarantor, purchases or acquires goods or services from Guarantor, and/or otherwise has a direct or indirect corporate or business relationship with Guarantor, (b) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the valid and binding obligation of Guarantor, enforceable in accordance

Initials: ____________

with its terms, and (c) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which Guarantor is a party or by which it or its assets are affected or bound.

16. Authority of Debtor's Representatives. If Debtor is a corporation, partnership or other entity, Guarantor hereby agrees that SALLYPORT shall have no obligation to inquire into the power or authority of Debtor or any of its officers, directors, partners, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of any such power or authority shall be included in the Indebtedness guaranteed hereby.

17. Integration. This Guaranty is the entire and only agreement between Guarantor and SALLYPORT with respect to the guaranty of the Indebtedness of Debtor by Guarantor, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth herein, are superseded hereby. No course of dealings between the parties, no usage of the trade, and no parole or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term or provision of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

18. Amendment. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Guarantor and a duly authorized officer of SALLYPORT.

19. Costs. Whether or not suit be instituted, Guarantor agrees to reimburse SALLYPORT on demand for all attorneys' fees and all other costs and expenses incurred by SALLYPORT in enforcing or defending claims relating to this Guaranty, or arising out of or relating in any way to this Guaranty, or in enforcing any of the Indebtedness against Debtor, Guarantor, or any other person, or in connection with any property of any kind securing all or any part of the Indebtedness. Without limiting the generality of the foregoing, and in addition thereto, Guarantor shall reimburse SALLYPORT on demand for all attorneys' fees and costs SALLYPORT incurs in any way relating to Guarantor, Debtor or the Indebtedness, in order to: obtain legal advice; enforce, defend or seek to enforce or defend any of its rights; commence, intervene in, respond to, or defend any action or proceeding; file, prosecute or defend any claim or cause of action in any action or proceeding (including without limitation any probate claim, bankruptcy claim, Avoidance Claim, third-party claim, secured creditor claim, reclamation complaint, and complaint for relief from any stay under the Bankruptcy Code or otherwise); protect, obtain possession of, sell, lease, dispose of or otherwise enforce any security interest in or lien on any property of any kind securing any or all of the Indebtedness; or represent SALLYPORT in any litigation with respect to Debtor's or Guarantor's affairs. In the event either SALLYPORT or Guarantor files any lawsuit against the other predicated on a breach of this Guaranty or in any manner which relates to this Guaranty, the prevailing party in such action shall be entitled to recover its attorneys' fees and costs of suit from the non-prevailing party.

20. Successors and Assigns. All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by SALLYPORT and its successors and assigns and shall be binding upon Guarantor and his heirs, executors, administrators, personal representatives, successors and assigns. Neither the death of Guarantor nor notice thereof to SALLYPORT shall terminate this Guaranty as to his estate, and, notwithstanding the death of Guarantor or notice

Initials: ______________

thereof to SALLYPORT, this Guaranty shall continue in full force and effect with respect to all Indebtedness, including without limitation Indebtedness incurred or created after the death of Guarantor and notice thereof to SALLYPORT.

21. Notices. Any notice which a party shall be required or shall desire to give to the other hereunder shall be given by personal delivery or by depositing the same in the United States mail, first-class postage prepaid, addressed to SALLYPORT at its address set forth in the heading of this Guaranty and to Guarantor at his address set forth under his signature hereon, and such notices shall be deemed duly given on the date of personal delivery or 3 days after the date of mailing as aforesaid. SALLYPORT and Guarantor may change their address for purposes of receiving notices hereunder by giving written notice thereof to the other party in accordance herewith. Guarantor shall give SALLYPORT immediate written notice of any change in its address. Until a written notice of change in address is given as provided herein, the most recent address shall be the correct address for notice purposes hereunder.

22. Construction; Severability. If more than one person has executed this Guaranty, the term "Guarantor" as used herein shall be deemed to refer to all and any one or more such persons and their obligations hereunder shall be joint and several. Without limiting the generality of the foregoing, if more than one person has executed this Guaranty, this Guaranty shall in all respects be interpreted as though each person signing this Guaranty had signed a separate Guaranty, and references herein to "other guarantors" or words of similar effect shall include without limitation other persons signing this Guaranty. As used in this Guaranty, the term "property" is used in its most comprehensive sense and shall mean all property of every kind and nature whatsoever, including without limitation real property, personal property, mixed property, tangible property and intangible property. Words used herein in the masculine gender shall include the neuter and feminine gender, words used herein in the neuter gender shall include the masculine and feminine, words used herein in the singular shall include the plural and words used in the plural shall include the singular, wherever the context so reasonably requires. If any provision of this Guaranty or the application thereof to any party or circumstance is held invalid, void, inoperative or unenforceable, the remainder of this Guaranty and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Guaranty being severable in any such instance.

23. Paragraph Headings. Paragraph headings are used herein for convenience only. Guarantor acknowledges that the same may not describe completely the subject matter of the applicable paragraph, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof.

24. Governing Law; Venue and Jurisdiction. This Guaranty and all acts and transactions pursuant or relating hereto and all rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the internal laws of the State of Texas. In order to induce SALLYPORT to accept this Guaranty, and as a material part of the consideration therefor, Guarantor (i) agrees that all actions or proceedings relating directly or indirectly hereto shall, at the option of SALLYPORT, be litigated in courts located within Harris County, Texas, (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Guarantor may have to transfer or change the venue of any such action or proceeding.

Initials: ____________

25. Security. This Guaranty is secured by the following: ________.

26. Receipt of Copy. Guarantor acknowledges receipt of a copy of this Guaranty.

27. Waiver of Right to Jury Trial. To the fullest extent permitted by applicable law, SALLYPORT and Guarantor each hereby irrevocably and expressly waive the right to trial by jury in any action or proceeding, or counterclaim (whether based upon contract, tort, or otherwise) based upon, arising out of, or in any way relating to: (i) this Guaranty; (ii) the obligations or any of the transactions contemplated hereby or thereby or the parties' actions in the negotiation, administration, or enforcement hereof or thereof; (iii) any other present or future instrument or agreement between SALLYPORT and Guarantor; or (iv) any conduct, acts or omissions of SALLYPORT or Guarantor or any of their directors, officers, employees, agents, attorneys or any other persons affiliated with SALLYPORT or Guarantor. Guarantor acknowledges that such waiver is made with full knowledge and understanding of the nature of the rights and benefits waived hereby, and with the benefit of advice of counsel of its choosing.

GUARANTOR FURTHER REPRESENTS THAT THEY HAVE HAD THE OPPORTUNITY TO REVIEW THIS AGREEMENT WITH INDEPENDANT LEGAL COUNSEL OR OTHER PROFESSIONALS. GUARANTOR KNOWINGLY AND VOLUNTARILY ENTERS INTO THIS AGREEMENT FOLLOWING THE OPPORTUNITY TO SEEK ASSISTNACE, REVIEW OR CONSULTATION WITH LEGAL COUNSEL.

DATED: 14 August 2014

WITNESS: [signature] Johnson Huang

[signature] Belinda Stotty - Guarantor

Home Address:

____

____

Telephone number: ______________

Initials: ____________